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                                                                   EXHIBIT 99.C2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Post Effective Amendment No. 5 to the Registration Statement on Form S-6 (the "Registration Statement") of our report dated December 14, 2001, relating to the financial statements of DIAMONDS Trust, Series 1, which appears in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus.

PricewaterhouseCoopers LLP
Boston, Massachusetts


February 21, 2002